                SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2005

PLASTICON INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Wyoming	0-32201	20-4263326
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3288 Eagle View Lane, Suite 290, Lexington, KY 40509

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (859) 245-5252

Wicklund Holding Company

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Forward-Looking Statements

THE STATEMENTS CONTAINED IN THIS CURRENT REPORT THAT ARE NOT HISTORICAL FACTS ARE “FORWARD-LOOKING STATEMENTS (AS THAT TERM IS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995), THAT CAN BE IDENTIFIED BY THE USE OF FORWARD-LOOKING WORDS SUCH AS “BELIEVES, “EXPECTS, “ ”MAY,” “WILL,” “SHOULD,” OR “ANTICIPATES,” OR THE NEGATIVE OF THESE WORDS OR OTHER VARIATIONS OF THESE WORDS OR COMPARABLE WORDS, OR BY DISCUSSIONS OF STRATEGY THAT INVOLVE RISKS AND UNCERTAINTIES. MANAGEMENT WISHES TO CAUTION THE READER THAT THESE FORWARD-LOOKING STATEMENTS INCLUDING, BUT NOT LIMITED TO, STATEMENTS REGARDING THE PLANNED EFFORTS TO IMPLEMENT THE COMPANY’S BUSINESS PLAN AND ANY OTHER EFFORTS THAT THE COMPANY INTENDS TO TAKE IN AN ATTEMPT TO GROW THE COMPANY, ENHANCE SALES, ATTRACT & RETAIN QUALIFIED PERSONNEL, AND OTHERWISE EXPAND THE COMPANY’S BUSINESS ARE NOT HISTORICAL FACTS AND ARE ONLY PREDICTIONS. NO ASSURANCES CAN BE GIVEN THAT SUCH PREDICTIONS WILL PROVE CORRECT OR THAT THE ANTICIPATED FUTURE RESULTS WILL BE ACHIEVED. ACTUAL EVENTS OR RESULTS MAY DIFFER MATERIALLY EITHER BECAUSE ONE OR MORE PREDICTIONS PROVE TO BE ERRONEOUS OR BECAUSE OF THE CONTINUING RISKS FACING THE COMPANY. SUCH RISKS INCLUDE, BUT ARE NOT LIMITED TO, THE FOLLOWING: THE PROSPECTS AND FINANCIAL CONDITION of PRO MOLD, INC., OUR ABILITY TO IMPLEMENT OUR PLANNED BUSINESS STRATEGY, THE RISK ASSOCIATED WITH AN EARLY STAGE COMPANY, AND THE UNCERTAINTIES AND RISKS OF A SMALL COMPANY WITH LIMITED MANAGERIAL, FINANCIAL, AND MARKETING RESOURCES. ANY ONE OR MORE OF THESE AND OTHER RISKS COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE FUTURE RESULTS INDICATED, EXPRESSED, OR IMPLIED IN SUCH FORWARD-LOOKING STATEMENTS.

As used herein, the terms, “we,” “us,” “our,” and the “Company” refers to Plasticon International, Inc., a Wyoming corporation and its subsidiaries, unless otherwise stated.

ITEM 1.01 Entry into a Material Definitive Agreement

(A)	Share and Asset Purchase Agreement

On December 5, 2005, Plasticon International, Inc. (the “Company”) entered into a Share and Asset Purchase Agreement (the “Acquisition Agreement”) for the acquisition of all of the outstanding capital stock of Pro Mold, Inc., a Missouri corporation (“Pro Mold”) and the purchase of certain equipment used by Pro Mold and owned by 10315, LLC, a Missouri limited liability company (the “LLC”).

The parties to the Acquisition Agreement included the Company and Pro Mold and also the sole stockholder of Pro Mold, the John P. Murphy III Revocable Trust No. 1 (the “Trust”), and the LLC.

Under the terms of the Acquisition Agreement, the Company acquired all of the outstanding common stock of Pro Mold from the Trust and certain equipment used by Pro Mold owned by the LLC in exchange for the payment of $3,500,000 (the “Purchase Price”). The Purchase Price is to be paid, as follows:

(A)	the sum of $2,500,000 is to be paid to the Trust and the LLC on December 5, 2005; and

(B)

the balance of the Purchase Price, representing a principal amount of $1,000,000 is to be paid to the Trust in the form a promissory note (the “Note”) issued by the Company. The Note is to be paid in equal monthly installments over a five year period commencing on April 1, 2006 and bear interest at five percent (simple interest). The Note is to be secured by the machinery and equipment of Pro Mold and subject only to a security interest of Regions Bank in an amount not to exceed the sum of $400,000. The Note also provides that in the event that the Company terminates the employment of John P. Murphy, III, as President and Chief Executive Officer of Pro Mold without cause, all amounts owed under the Note shall be accelerated and shall immediately become due and payable to the Trust without further demand.

The Purchase Price for the PMI Shares and the LLC Assets is allocated as follows: (1) $3,435,000 was allocated to the shares of Pro Mold; and (2) $65,000 was allocated to the assets of the LLC.

The Acquisition Agreement also included customary representations and warranties for the Company, Pro Mold, the Trust, and the LLC.

The closing of the Acquisition Agreement was subject to the following conditions: (1) approval by the Company of the audited and unaudited financial statements of Pro Mold; (2) acceptance by the U.S. Securities and Exchange Commission of a planned filing of the Company’s Schedule 14C Information Statement; and (3) approval by the Company of a third party “Fairness Letter” with respect to the acquisition.

As of August 2, 2006 and despite unanticipated delays, the Company has received and approved the audited and unaudited financial statements of Pro Mold. However, the Company: (A) has not filed the Schedule 14C and (B) the Company has not received the “Fairness Letter.”

And although (the above) two of the three conditions were not satisfied, the Company waived these conditions and the Company closed the acquisition on December 31, 2005.

(B)	First Amendment to Share and Asset Purchase Agreement

On April 30, 2006, the Company, Pro Mold, the Trust and the LLC entered into the First Amendment to Share and Asset Purchase Agreement (the “First Amendment”).

Under the terms of the First Amendment, the parties agreed to amend certain terms but not change the date of the closing.

The First Amendment amended Paragraph 2.1.2 of the Agreement so that, as amended, the Note that was given in partial Payment of the Purchase Price is to be paid in equal monthly payments beginning on April 1, 2006 and bear interest at 5%. In lieu of the first principal payment of $125,000 due on October 1, 2006, the Company agreed to issue to John P. Murphy, II, such number of shares of the Company’s common stock as is equal to $125,000 using the price of the Company’s common stock at the close of business on March 30, 2006. Thereafter and commencing on April 1, 2007, the Company agreed to pay the Trust principal payments of $125,000 until the Note is paid in full.

In that connection and on May 18, 2006, the Company issued 22,321,143 shares of the Company’s common stock to John P. Murphy, III. All of the shares that were issued to Mr. Murphy carried a restricted securities legend and Mr. Murphy agreed to acquire and hold the shares for investment purposes only.

(C) Stock Pledge Agreement

In addition and on December 31, 2005, the Company, Pro Mold, the Trust, and the LLC also entered into a Stock Pledge Agreement on April 30, 2006(the “Pledge Agreement”). Under the terms of the Pledge Agreement, the Company assigned and pledged a stock certificate representing 1,000 shares of Pro Mold's Common Stock (the "Pledged Shares") to John P. Murphy ("Murphy") and the John P. Murphy III Revocable Trust No. 1 (the "Trust"), granted Murphy and the Trust a security interest to the Pledged Shares, and delivered the Pledged Shares to an independent holder.

The Pledged Shares are to secure the Company's obligations under the following agreements: the Acquisition Agreement, the First Amendment, the Note (principal amount $1,000,000), and the employment agreement entered into between the Company and Murphy (the "Employment Agreement"). The Company retains all voting rights to the Pledged Shares during the term of the Pledge Agreement so long as the Company does not in default on any of its obligations under the above listed agreements. However, in the event that the Company is in default on any one or more of the above listed agreements and does not effect a cure within the time period provided for any such cure or if either the Trust or Murphy exercises its rights or remedies after the occurrence of any such default, then all voting rights of the Company with respect to the Pledged Shares are terminated. The Pledged Shares are not to be released to the Company until the Company has performed all of its obligations under these agreements.

(D) Employment Agreement

The Company and Murphy also entered into the Employment Agreement on December 30, 2005.

Under the terms of the Employment Agreement, the Company agreed to cause Pro Mold to:

(A)  employ Murphy as President and Chief Executive Officer of Pro Mold for a term of three years (unless extended for an additional term of one year or unless the Employment Agreement is terminated by the parties) with such responsibilities and duties as historically performed by the President and Chief Executive Officer of Pro Mold with

(B) pay Murphy a salary of $100,000 per year, payable on a weekly basis, together with other compensation of $50,000 for health/life insurance coverage, automobile, and costs and expenses associated with country club membership, dues and expenses;

(C) pay Murphy a performance bonus for the 2006 fiscal year and each fiscal year thereafter during the term of Murphy's employment in the amount of 1% of the greater of: (1) the Pro Mold's gross sales that exceed Pro Mold's 2005 fiscal year gross sales; or $4,500,000, whichever is greater. The performance bonus is to be paid within 30 days after the end of Pro Mold's fiscal year during the term of Murphy's employment;

(D) grant Murphy 30 days paid vacation and all paid holidays of the Company and Pro Mold; and

(E) reimburse Murphy for all reasonable out-of-pocket expenses incurred by Murphy in connection with the performance of his duties subject to Pro Mold's policies with respect to business related expenses as in effect from time to time.

The Employment Agreement maybe terminated by the Company for "cause" in the event that Murphy intentionally and materially breaches the Agreement or engages in fraud, theft, or other felony crimes causing material damage to Pro Mold or its assets. In the event of any termination, Pro Mold is obligated to cause Pro Mold to pay Murphy all accrued and unpaid salary, bonuses, and other compensation, benefits, vacation, reimbursement of any business-related expenses and commissions, if any, then due to Murphy prior to such termination.

ITEM 2.01 Completion of Acquisition or Disposition of Assets

The Company acquired the shares and assets of Pro Mold, Inc. pursuant to the Share and Asset Purchase Agreement (the “Acquisition Agreement”) with Pro Mold, Inc. a Missouri corporation (“Pro Mold”), and the two stockholders of Pro Mold, namely, the John P. Murphy III Revocable Trust No. 1 (the “Trust”), and 10315, LLC, a Missouri limited liability company (the “LLC”) and in accordance with the First Amendment to Share and Asset Purchase Agreement (the “First Amendment”) of April 30, 2006.

The Company acquired all of the outstanding common stock of Pro Mold and the assets of Pro Mold in exchange for the payment of the Purchase Price of $3,500,000 as described above.

ITEM 3.02 Unregistered Sales of Equity Securities

In accordance with the First Amendment and on May 18, 2006, the Company issued 22,321,143 shares of the Company’s common stock to John P. Murphy, III. The Shares were issued in lieu of the Company’s payment of $125,000 to him as required by the First Amendment.

All of the shares issued to Mr. Murphy carried a restricted securities legend and Mr. Murphy agreed to acquire and hold the shares for investment purposes only. The Company did not receive any proceeds from the sale of the shares but did issue the shares in lieu of paying $125,000 in cash to Mr. Murphy. The Company did not use any underwriter or broker-dealer in connection with the issuance of the shares and except for certain legal fees and stock transfer agent fees, no other material costs or expenses were incurred in connection with the issuance of the shares.

The shares issued to Mr. Murphy were issued under a claim of exemption pursuant to Section 4(2) of the Securities Act of 1933.

ITEM 7.01 Regulation FD Disclosure

On December 30, 2005, the Company entered into the Acquisition Agreement which, together with the Pledge Agreement (for the pledge of 1,000 shares of Pro Mold’s common stock), the Employment Agreement (for the employment of John P. Murphy, III) and the issuance of a $1,000,000 promissory note, the Company acquired all of the outstanding common stock (the “Pro Mold Shares”) and assets of Pro Mold, Inc., a Missouri corporation.

The Pro Mold Shares were acquired from the John P. Murphy III Revocable Trust No. 1 (the “Trust”), and 10315, LLC, a Missouri limited liability company (the “LLC”) in exchange for the Company’s payment of the purchase price of $3,500,000 as described above. The parties subsequently amended the Acquisition Agreement and entered into the First Amendment, dated April 30, 2006.

(E)	RISK FACTORS

In General. The purchase of shares of the Company’s common stock is very speculative and involves a very high degree of risk. Our business organization and structure all involve elements of risk. In many instances, these risks arise from factors over which we will have little or no control. Some adverse events may be more likely than others and the consequence of some adverse events may be greater than others. No attempt has been made to rank risks in the order of their likelihood or potential harm.

1)          We acquired Pro Mold after a limited due diligence review and evaluation and we did not rely upon independent third party evaluations or review of the proposed acquisition.

We acquired Pro Mold, Inc., a Missouri corporation (“Pro Mold”) after our officers and directors completed a review and evaluation of Pro Mold’s business, operations and future prospects. While we believe that the acquisition will benefit the Company and holds significant opportunity for the future, we did not employ the services of an independent third party professional evaluation to conduct a pre-acquisition due diligence review of Pro Mold and its business, financial, and operating affairs. As a result, we cannot assure you that if we had retained an independent third party professional to review and evaluate Pro Mold, that we would have completed the acquisition or if we did complete it, that we would have completed the acquisition upon the terms set forth in the agreements we executed.

2)	The market price of our common stock may fluctuate significantly.

The market price of our common shares may fluctuate significantly in response to factors, some of which are beyond our control, such as:

•	the announcement of new technologies by us or our competitors;
•	quarterly variations in our and our competitors’ results of operations;

•	changes in earnings estimates or recommendations by securities analysts;
•	developments in our industry; and
•	general market conditions and other factors, including factors unrelated to our own operating performance.
•	changing regulatory exposure, laws, rules and regulations which may change.
•	tax incentives and other changes in the tax code.

Further, the stock market in general has recently experienced extreme price and volume fluctuations. Continued market fluctuations could result in extreme volatility in the price of our common shares, which could cause a decline in the value of our common shares. You should also be aware that price volatility might be worse if the trading volume of our common shares is low.

3)	Trading of our common stock is limited.

Trading in our stock has historically been limited and sporadic with no continuous trading market over any long or extended period of time. This has adversely effected the liquidity of our securities, not only in terms of the number of securities that can be bought and sold at a given price, but also through delays in the timing of transactions and reduction in security analysts' and the media's coverage of us. This may result in lower prices for our common stock than might otherwise be obtained and could also result in a larger spread between the bid and asked prices for our common stock. There will likely be only limited liquidity and investors will not likely have the ability to purchase or sell our common stock in any significant quantities. This too will sharply limit interest by individual and institutional investors.

4)     Because it is a “penny stock,” it will be more difficult for you to sell shares of our common stock.

In addition, our common stock is a “penny stock.” Broker-dealers who sell penny stocks must provide purchasers of these stocks with a standardized risk-disclosure document prepared by the SEC. This document provides information about penny stocks and the nature and level of risks involved in investing in the penny-stock market.

In the absence of a security being quoted on NASDAQ, or the Company having $2,000,000 in net tangible assets, trading in the Common Stock is covered by Rule 3a51-1 promulgated under the Securities Exchange Act of 1934 for non-NASDAQ and non-exchange listed securities. Under such rule, broker/dealers who recommend such securities to persons other than established customers and accredited investors (generally institutions with assets in excess of $5,000,000 or individuals with net worth in excess of $1,000,000 or an annual income exceeding $200,000 or $300,000 jointly with their spouse) must make a special written suitability determination for the purchaser and receive the purchaser's written agreement to a transaction prior to sale.

Securities are also exempt from this rule if the market price is at least $5.00 per share, or for warrants, if the warrants have an exercise price of at least $5.00 per share. The Securities Enforcement and Penny Stock Reform Act of 1990 requires additional disclosure related to the market for penny stocks and for trades in any stock defined as a penny stock. The Commission has recently adopted regulations under such Act which define a penny stock to be any NASDAQ or non-NASDAQ equity security that has a market price or exercise price of less than $5.00 per share and allow for the enforcement against violators of the proposed rules. In addition, unless exempt, the rules require the delivery, prior to any transaction involving a penny stock, of a disclosure schedule prepared by the Commission explaining important concepts involving the penny stock market, the nature of such market, terms used in such market, the broker/dealer's duties to the customer, a toll-free telephone number for inquiries about the broker/dealer's disciplinary history, and the customer's rights and remedies in case of fraud or abuse in the sale. Disclosure also must be made about commissions payable to both the broker/dealer and the registered representative, current quotations for the securities, and if the broker/dealer is the sole market-maker, the broker/dealer must disclose this fact and its control over the market.

Finally, monthly statements must be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks. While many NASDAQ stocks are covered by the proposed definition of penny stock, transactions in NASDAQ stock are exempt from all but the sole market-maker provision for (i) issuers who have $2,000,000 in tangible assets ($5,000,000 if the issuer has not been in continuous operation for three years), (ii) transactions in which the customer is an institutional accredited investor and (iii) transactions that are not recommended by the broker/dealer. In addition, transactions in a NASDAQ security directly with the NASDAQ market-maker for such securities, are subject only to the sole market-maker disclosure, and the disclosure with regard to commissions to be paid to the broker/dealer and the registered representatives.

Finally, all NASDAQ securities are exempt if NASDAQ raised its requirements for continued listing so that any issuer with less then $2,000,000 in net tangible assets or stockholder's equity would be subject to delisting. These criteria are more stringent than the proposed increased in NASDAQ's maintenance requirements.

Since a broker must also give a purchaser, orally or in writing, bid and offer quotations and information regarding broker and salesperson compensation, make a written determination that the penny stock is a suitable investment for the purchaser, and obtain the purchaser’s written agreement to the purchase. The penny stock rules may make it difficult for you to sell your shares of our stock. Because of the rules, there is less trading in penny stocks. Also, many brokers choose not to participate in penny-stock transactions. Accordingly, you may not always be able to resell shares of our common stock publicly at times and prices that you feel are appropriate.

5)     There may be a significant number of shares of our common stock eligible for sale, which could depress the market price of our stock.

Shares of our common stock may be offered from time to time in the open market pursuant to Rule 144, and these sales may have a depressive effect on the market for our common stock. In general, a person who has held restricted shares for a period of one year may, upon filing with the SEC a notification on Form 144, sell into the market common stock in an amount equal to the greater of 1 percent of the outstanding shares or the average weekly number of shares sold in the last four weeks prior to such sale. Such sales may be repeated once each three months, and any of the restricted shares may be sold by a non-affiliate after they have been held two years.

6)	We may not successfully manage our growth.

Our success will depend upon the expansion of our operations and the effective management of our growth, which will place a significant strain on our management and on our administrative, operational and financial resources. To manage this growth, we must expand our facilities, augment our operational, financial and management systems and hire and train additional qualified personnel. If we are unable to manage our growth effectively, our business would be harmed.

7)     We rely on key executive officers and technological advisors, and their knowledge of our business and technical expertise would be difficult to replace.

We are highly dependent on our key officers. We do not have “key person” life insurance policy for Mr. James N. Turek, our President, or any of our other key employees. The loss of the technical knowledge and management and industry expertise of any of our key personnel could result in delays in product development, loss of customers and sales and diversion of management resources, which could adversely affect our operating results. There can be no guarantee that we will ever obtain any “key person” life insurance for any of our officers in the future.

8)	Lack of Independent Evaluation of Business Plan

We have not obtained any independent or third party professional evaluation of our business plan and we do not anticipate obtaining any independent evaluation of our business plan in the near future. As a result, all of our plans and strategies will be entirely dependent upon the evaluation of our existing management.

9)	Limited Financial Resources and Future Dilution

We are a small company and we have limited financial resources. While we believe that we have some significant growth opportunities, we cannot assure you that we will be successful in obtaining additional financial resources to meet our financial needs or, we are successful in doing so, that we can obtain such financial resources on terms that are reasonable in light of our current financial circumstances. We anticipate that we may raise additional capital in the future and we cannot assure you that we will be successful in raising additional capital or if we do, that current investors will not suffer immediate and substantial dilution as a result of any successful financing transactions.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLASTICON INTERNATIONAL, INC.

Date: August 2, 2006	By:	/s/ James N. Turek

James N. Turek, President

Exhibits:

99.1	Share and Asset Purchase Agreement

99.2	First Amendment to Share and Asset Purchase Agreement

99.3	Employment Agreement

99.4	Promissory Note

99.5	Stock Pledge Agreement